SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2004

SHILOH INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 202, 103 Foulk Road, Wilmington, Delaware	19803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 998-0592

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The exhibit listed below is being furnished pursuant to Item 12.

Exhibit Number	Description
99.1	Press Release, dated January 7, 2004

Item 12.	Results of Operations and Financial Condition

On January 7, 2004, Shiloh Industries, Inc. issued a press release announcing the unaudited financial results for the quarter and year ended October 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SHILOH INDUSTRIES, INC.

By:	/s/ Stephen E. Graham

Stephen E. Graham Chief Financial Officer

Date: January 7, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 7, 2004